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                                  EXHIBIT 23.1


                               CONSENT OF COUNSEL


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                                     CONSENT


         We hereby consent to the references to our firm and our opinion in the Form S-3 Registration Statement and the related Prospectus filed by Emerald Financial Corp.



                                                   /s/ Grady & Associates
                                                   -----------------------------
                                                       Grady & Associates



Dated this 22nd day of May, 1998